Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1543

                     Preferred Opportunity Portfolio 2015-2

                          Supplement to the Prospectus

      Effective as of July 1, 2015, all shares of "Metlife, Inc. - Series B" have been called from the Portfolio by the issuer of this preferred security. As a result, the "Estimated Net Annual Income" per Unit shown in the Prospectus under "Essential Information" has been reduced to $0.53181 per Unit.

Supplement Dated: July 1, 2015